Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.TFSCapital.com/products/mutual-funds/tfs-hedged-futures. You can also get this information at no cost by calling (888) 534-2001 or by sending an email request to fundinfo@ultimusllc.com. The current prospectus and statement of additional information, dated March 1, 2015, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

TFS HEDGED FUTURES FUND (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.50%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.15%
Other Expenses	0.59%
Total Annual Fund Operating Expenses	2.24%
Less Management Fee Reductions(2)	0.29%
Total Annual Fund Operating Expenses after Management Fee Reductions	1.95%

(1)	Management Fees have been restated to reflect the current management fee.

(2)	The Adviser has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of the Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.80% of the Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.80% limit. Ordinary operating expenses include all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table on the previous page. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$198	$612	$1,052	$2,275

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate as calculated in accordance with industry practice was 0% of the average value of its portfolio. Derivative instruments (including futures contracts) and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 500% (as discussed below under “High Portfolio Turnover Risk”)).

PRINCIPAL INVESTMENT STRATEGIES

Techniques for Generating Capital Appreciation – TFS Capital LLC (“TFS” or the “Adviser”) seeks to generate capital appreciation for the Fund by primarily entering into both long and short positions in futures contracts. The Fund will invest in these instruments directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. This universe of instruments in which the Fund invests is subject to change under varying market conditions and as these instruments evolve over time.

The Adviser will generally enter into positions based on the output of its proprietary models (see “Quantitative Investment Models” below). The majority of these models utilize information derived from the term structure of the futures contracts. That is, the model evaluates the differences in price for delivery of the same underlying futures contract at different delivery dates. The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets. The Adviser uses a combination of long and short positions to attempt to minimize exposure to the underlying category.

The Adviser generally expects the Fund’s investments in futures contracts to be allocated across the major categories of futures contracts (e.g., commodities, currencies, fixed income and equities), but its investments are not limited to these categories. The Fund may overweight certain categories compared to others because the Adviser seeks best investment opportunities regardless of category. The Fund has invested, from time to time, in forward contracts. If the Adviser determines that the Fund will invest in forward contracts again, it is expected that such forward contracts would be primarily or exclusively in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount.

The Fund is non-diversified and will typically hold a greater percentage of its assets in a particular position than a diversified fund.

Use of Leverage – The Fund’s use of futures contracts, forward contracts and certain other instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value (“NAV”) to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific category through an instrument providing leveraged exposure to the category and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

When developing quantitative strategies, the Adviser considers the gross notional value of the contracts it selects. Generally, the gross notional value of the contracts held by the Fund will not exceed 250% of its assets.

Portfolio Construction – The Adviser will structure the Fund’s portfolio in an effort to strategically manage risk and volatility. More specifically, the Adviser will generally select long and short positions (or other positions that the Adviser believes will be highly correlated) that are, in part, chosen in an effort to hedge each other and thereby reduce market risks. Despite an intention to hedge some market risk, the Fund may still have concentrated exposure. The Adviser expects to maintain a combination of long and short contracts in the Fund. Although the Adviser generally intends to follow these operating guidelines it may deviate from them in an effort to achieve the Fund’s investment objective.

When taking into account the derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 500%).

Collateral – In addition to complying with any collateral requirements set by brokers, the Fund will maintain a segregated account with its custodian of cash or high-grade securities to collateralize its derivative positions as required by current Securities and Exchange Commission (“SEC”) or staff interpretations. As a result, the Fund will typically maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and money market funds) for collateral needs. The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Types of Securities Utilized – Other than the cash and liquid assets held for collateral purposes, the Fund will primarily invest in futures contracts from global developed and emerging markets including, but not limited to, equity index or other financial futures and commodity futures. These are referred to as “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. The Fund has invested in NDFs in the past and the Adviser may determine to invest the Fund’s assets in NDFs again.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund may enter into forward foreign currency contracts to buy or sell a country’s currency at a specific price on a specific date for a specific exchange rate on a given day.

The Fund intends to invest in these instruments directly and indirectly through a wholly-owned Subsidiary, as described below. Certain of the Fund’s derivative investments may be traded in the over-the-counter market. NDFs in which the Fund has invested are considered swap agreements. Although it has not done so historically, the Adviser may determine to enter into other types of swap agreements including, but not limited to, interest rate swaps, cross currency swaps, commodity swaps, total return swaps and credit default swaps. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future (which may extend beyond a year).

Quantitative Investment Models – The Adviser utilizes a quantitative and objective investment decision-making process to select individual contracts for the Fund. The Adviser has developed proprietary models that are intended to predict future performance of individual contracts. These models were developed through extensive historical analysis of potential predictive factors. Once an investment opportunity is identified, the Adviser will purchase long contracts that it expects to rise in value and will sell short contracts that it expects to fall in value or it may purchase long contracts that it expects to outperform its short contracts. The size of the position will vary depending upon the Adviser’s determination of investment merit and associated risk of such investment. The models utilized by the Adviser may include fundamental or technical factors, including term structure, trade data across various markets and price movements. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

Investments in Subsidiary – The Fund intends to purchase securities through a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The purpose of the Subsidiary is to provide exposure to the commodity futures market which otherwise may not be possible in a mutual fund structure. By investing in commodity-linked financial instruments indirectly through the Subsidiary, the Fund will obtain exposure to the commodities market within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). If the Fund invested directly in commodity-linked derivatives (i.e. not through the Subsidiary) the income from these investments may not be treated as qualifying income” for purposes of the 90% income requirement. The Fund expects to rely on an opinion of its counsel, Sullivan & Worcester, LLP, as to whether income from the Fund’s investment in the Subsidiary will constitute “qualifying income” for purposes of Subchapter M.

The Subsidiary will invest primarily (long and short) in commodity futures contracts, but is not limited to commodity futures contracts. The Subsidiary’s investments in commodities may include futures contracts on butter, cocoa, coffee, copper, corn, cotton, crude oil, ethanol, feeder cattle, gold, heating oil, Kansas wheat, lean hogs, live cattle, lumber, natural gas, oats, orange juice, palladium, platinum, reformulated blendstock gas, rough rice, silver, soybean meal, soybean oil, soybeans, Spring wheat, sugar and wheat, but may also include other commodities. The Adviser will consider whether it is more advantageous to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would in turn purchase and hold commodity futures contracts. As a result, the level of the Fund’s investments in its Subsidiary will vary based on the Adviser’s use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement.

The Fund will limit its investment in the Subsidiary to 25% of its assets, but because commodity futures contracts held in the Subsidiary have the effect of economic leverage, the gross notional value of those contracts will generally exceed 25% of the Fund’s assets.

Because the Fund may invest a substantial portion of its assets (up to 25% of its total assets) in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund in this Prospectus may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund. To the extent the Subsidiary invests in derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. The Fund is and will continue to be the sole shareholder of the Subsidiary.

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in the Fund.

Asset Segregation Risk – As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the derivatives in which it invests. Accordingly, the Fund and the Subsidiary will typically maintain a substantial amount of their assets in cash and cash equivalents as required under SEC rules.

In the case of futures and forward contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures and forward contracts that do cash settle (including NDFs), however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

Commodities Risk – The value of commodity investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs and international, political and regulatory developments. Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities.

Counterparty Credit Risk – Certain derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange, including certain foreign currency forward contracts, NDFs and other swap agreements. Rather, these instruments are traded between counterparties based on contractual relationships. In these types of transactions, the counterparty represents the other party involved in a financial transaction with the Fund. As a result, to the extent the Fund engages in these types of transactions, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction, or many transactions in place with that same counterparty, as a result. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.

Derivatives Risk – The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

Emerging Market Risk – An investment in emerging market securities exposes the Fund to greater foreign investment risks. See “Foreign Investing Risks” for additional information.

Foreign Currency Risk – The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. Trading of foreign currencies also includes the risk of clearing and settling trades, which may be difficult in volatile markets.

Foreign Investing Risk – Foreign markets can be volatile and prices can change drastically. Foreign investments may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of higher taxes. Investments in foreign securities involve risks resulting from differences in regulations to which U.S. and foreign markets are subject. These risks include differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs. The foregoing risks are more pronounced in investments in securities of issuers that are located in or have substantial operations in emerging market countries because such countries tend to develop sporadically and the securities may have lower trading volumes and less liquidity than developed markets.

Forward and Futures Contract Risk – The successful use of forward and futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

•	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	losses caused by unanticipated market movement, which are potentially unlimited;

•	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

•	with respect to non-exchange traded instruments, the possibility that a counterparty will default in the performance of its obligations;

•	the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

•	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

•	possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Geographic Risk – To the extent the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide geographic diversity. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Hedging Risk – The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the instruments being hedged. The use of hedging strategies will not eliminate all risks associated with the Fund’s portfolio. Hedging strategies can entail significant transactional costs for the Fund.

High Portfolio Turnover Risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to increased transactional costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. When taking into account derivative instruments, including futures contracts, and instruments with a maturity of one year or less at the time of acquisition, the

Fund’s strategy will result in frequent portfolio trading and, if these instruments were included in the calculation, a high portfolio turnover rate (typically greater than 500%). (See, “Portfolio Turnover”)

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Leveraging Risk – Certain transactions the Fund may undertake, including futures contracts, may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain security selection and trading models that successfully identify and execute the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses.

Margin Risk – The Fund may hold securities that are subject to collateral requirements at various executing brokers. These collateral requirements may change at the discretion of the brokers, the exchanges through which the securities are traded or through regulatory requirements. Changes to collateral requirements, especially emergency adjustments that are done in response to market volatility, may force the Fund to sell certain securities on short notice for non-investment related reasons. If the Fund is forced to sell securities over a short period of time it may result in unfavorable execution prices and unfavorable investment results.

Market Risk – The risk of losing money due to general market movements is called market risk. Factors such as domestic and foreign economic growth and market conditions, interest rates and political events may affect the securities and derivatives markets. Markets can be extremely volatile and tend to move in cycles with periods of falling and rising prices.

Non-Deliverable Forwards Risk – Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the currency on the settlement date. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk – Because the Fund typically invests a relatively high percentage of its assets in a limited number of positions, the Fund’s performance will be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Regulatory Risk – New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

Sector/Category Risk – To the extent the Fund invests a significant portion of its assets in any one sector or category of futures contract, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide sector diversity. Sector concentration exposes the Fund to the risk that if a negative event impacts an entire sector the price of the Fund’s securities in that sector will likely fall in price.

Short Sale Risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument is the commitment to sell a security at a specified price at a specified time in the future and involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Therefore, short selling subjects the Fund to the potential for unlimited losses.

Taxation Risk – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund will therefore restrict its direct investment in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary (see below) is expected to provide the Fund with the majority of its exposure to the commodities markets. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

Changes in the tax laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Subsidiary and the Fund and its shareholders.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of trading, the Fund may incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Volatility Risk – The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Wholly-Owned Subsidiary Risk – The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year and since inception periods compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/mutual-funds/tfs-hedged-futures or by calling 1-888-534-2001.

During the period shown in the bar chart, the highest return for a quarter was 8.60% during the quarter ended March 31, 2012 and the lowest return for a quarter was -3.23% during the quarter ended September 30, 2014.

Average Annual Total Returns
 For Periods Ended December 31, 2014

The performance table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	Since Inception (December 29, 2011)
TFS Hedged Futures Fund
Return Before Taxes	-3.16%	0.12%
Return After Taxes on Distributions	-3.16%	-0.02%
Return After Taxes on Distributions and Sale of Fund Shares	-1.79%	0.15%
Standard & Poor’s Diversified Trends Indicator (reflects no deduction for fees, expenses, or taxes)	7.03%	-1.04%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	20.20%

The Fund publishes daily its net asset value at the Adviser’s website at www.tfscapital.com.

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Kevin Gates	Co-Portfolio Manager	Since Inception (2011)
Richard Gates	Co-Portfolio Manager	Since Inception (2011)
Eric Newman	Co-Portfolio Manager	Since Inception (2011)
Dr. Yan Liu	Co-Portfolio Manager	Since Inception (2011)
David S. Hall	Co-Portfolio Manager	Since March 2015

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirement

$5,000 for all types of accounts

Minimum Additional Investment Requirement

$100 for all types of accounts

To Place Orders

By Mail:	TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O.Box 46707 Cincinnati, Ohio 45246-0707
By Bank Wire:	Call 1-888-534-2001 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of the Fund on each day that the NYSE is open for business at the Fund’s net asset value next calculated after receipt of a purchase or redemption order in proper form. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.